UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 7, 2002
                                                 -------------------------------


                      Gateway International Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


         Nevada                    000-26017                  95-3819300
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(State or other jurisdiction      (Commission               (IRS Employer
         of incorporation         File Number)               Identification No.)


 3840 East Eagle Drive, Anaheim, California                      92807
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code          (714) 630-3118
                                                   -----------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 2.  Acquisition or Disposition of Assets.
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         Bechler Cams Merger
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     On  November  7,  2002,   Gateway   International   Holdings,   Inc.   (the
"Registrant") filed with the Securities and Exchange Commission a Current Report on a Form 8-K reporting, among other matters, the merger of GWIH Acquisition Corp., a wholly-owned subsidiary of the Registrant, with Bechler Cams, Inc. The Current Report indicates the effective date of the transaction as October 23, 2002, being the date upon which the Articles of Merger were to be filed with the Nevada and California Secretaries of State.

     Although the Articles of Merger were submitted for filing prior to October 23, 2002, the Nevada Secretary of State did not accept the Articles of Merger for filing until November 15, 2002.

     This amendment to the Current Report filed November 7, 2002 is filed solely to correct the reported effective date of the merger between GWIH Acquisition Corp. and Bechler Cams, Inc., as November 15, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GATEWAY INTERNATIONAL HOLDINGS, INC.



Date: November 26, 2002                     By: /s/ Lawrence A. Consalvi
                                               ---------------------------------
                                                    Lawrence A. Consalvi
                                                    Chief Executive Officer